APS American Physicians Service Group, Inc.

NASDAQ: AMPH

Forward-Looking Statements

Our presentation includes, and our response to various questions may include, forward-looking statements about the Company's revenues and earnings and about our future plans and objectives. Any such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements to be materially different than any future results, performance and achievements described in this presentation. Factors that could cause actual results to differ materially from expectations include the 'Risk Factors' described in the Company's filings with the Securities and Exchange Commission. We have no intention to update any of this information unless required by law.

APS

Company Overview

- Founded in 1974, IPO in 1983
- Acquired American Physicians Insurance Exchange ("API") on April 1, 2007
  - 30+ year history writing Texas medical professional liability insurance
  - APS managed all API operations since inception in mid-1970s
- A leading medical professional liability insurer in Texas
- 5,105 policyholders at July 31, 2008
- Also offer fixed income trading and investment services

History

1974 / 1975	APS and API founded during medical professional liability insurance crisis
1983	Initial public offering (NASDAQ: AMPH); Financial Services subsidiary acquired
1989	Ken Shifrin becomes CEO
2003	Texas tort reform enacted
2007	Acquisition of API
	Successful secondary offering
	API approved to write insurance in Oklahoma
	A.M. Best assigns financial strength rating of A- (Excellent) to API

APS

Investment Highlights

- Experienced management
- Strong balance sheet and operating performance
- Texas Tort Reform
- Conservative reserving at the top of actuarial range
- Potential recapture of ceded premium through profit share
- Growth opportunities
- Attractive valuation comparison to peer group

Experienced Management

Name	Title	Age	Years with APS
Ken Shifrin	Chairman / CEO	59	23
Tim LaFrey	President / COO	52	1
Maury Magids	President Insurance Services	44	11
George Conwill	President Financial Services	51	16
Marc Zimmermann	CFO	39	6
Bill Hayes	Secretary / Treasurer	60	22

Senior Management owns approximately 13% of common shares outstanding, including options

APS

API Acquisition – Completed April 1, 2007

- Total consideration of approximately $45 million, 2 million common shares, $9.2 million worth of preferred shares
  - Price / GAAP book value of approximately 0.94x
- Preferred stock issued to policyholders who made refundable surplus contributions prior to 1992
  - $1 million annual redemption and a 3% annual dividend rate
- Approximately 4,000 policyholders received shares equal to 28% of combined company – these shares became freely tradable on October 1, 2007

APS

Secondary Offering

Shares Sold	2,315,000
Stock Price	$16.50
Net Proceeds to Company	$35 million
Use of Proceeds	Strengthen capital position of insurance company, general corporate purposes

APS

Texas Tort Reform

- Tort reform enacted in 2003 drastically altered medical professional liability market
  - $250,000 cap on certain non-economic damages
  - Claim counts in post-tort reform years meaningfully reduced
  - Continued focus on underwriting to maintain quality of book

Claim Counts Relative to Average Number of Policyholders



Claims (Lines)
Average # of Policyholders
1,000
800
600
400
200
0
5,000
4,000
3,000
2,000
1,000
0
712
706
740
930
382
336
495
402
380
2,866
3,020
3,000
2,890
3,375
3,762
4,380
4,860
4,978
1096
1096
1110
1372
993
707
809
741
667
2000
2001
2002
2003
2004
2005
2006
2007
2008 2Q
Policyholders
Pending Claims
Reported Claims

Premium Pricing and Retention

- Strong policyholder retention; 90% in 2005, 93% in 2006, 91% in 2007, 94% first six months of 2008
- Average annual rate increases of 22% from 2000 through 2003
- Rate decreases of 9%, 18%, 14%, and 7% in 2005, 2006, 2007, and first six months of 2008, respectively
- Rates remain high relative to historic levels



Relative Rates since 1999
Annual Rate Change
100%
104%
125%
175%
224%
226%
206%
169%
145%
135%
4%
20%
40%
28%
1%
(9%)
(18%)
(14%)
(7%)
250
200
150
100
50
0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008 2Q

APS

Prudent and Innovative Underwriting

- Predominantly claims-made policies
- Maximum $1 million policy limits, $250,000 retention
- 97% of premium written through purchasing groups
  - Exempt from Texas regulation of rate and policy forms
  - Allows flexibility in coverage terms
- Individually underwrite every new and renewal policy

Medical director involvement in every underwriting decision

On-site visits to group applicants

Conservative underwriting philosophy

APS

Top Insured Specialties


Radiology, 2%
Urology, 2%
General Surgery, 3%
Anesthesiology, 19%
Dentists, 4%
Pediatrics, 4%
Other Surgical Specialties, 5%
Cardiology, 6%
Other, 18%
Orthopedics, 7%
Internal Medicine, 7%
Family Practice/General Practice, 7%
Obstetrics and Gynecology, 15%

Claims Management

- Claims staff has over 15 years average experience
- Work with local attorneys experienced in medical professional liability claims
- Stringent controls
  - Target 18 months to finalize ultimate case reserve
  - Claims reserved at $150,000+ presented to physician advisory board
  - API President must approve settlements over $175,000
- Since 2003, approximately 85% of claims closed without indemnity

APS

Extensive Physician Involvement

- Retained involvement of former API directors through physician advisory board post-acquisition


Reviews Underwriting Practice and Guidelines
Meets Concurrently with API Board of Directors
Physicians Advisory Board
Insight into Marketplace
Reviews Claims Practices and Large Claims for Medical Standard of Care and Defensibility

Supports API Commitment to Physician-Oriented Company

Growth Opportunities

- Enhanced access to capital
- Meaningful opportunities for growth
  - 14% share of $464 million market in Texas (1)
  - Potential acquisitions of small insurers or management companies
- A.M. Best rating will help API target certain markets not currently served
- Growth in new markets
  - Recent approval in Oklahoma
  - Prudently enter new markets

(1) Source: A.M. Best State / Line Database for 2006 calendar year

APS

Overview of Financial Services Segment

- Over 24 year history focus evolved from leveraging physician relationship to institutional fixed income
  - Sales / Brokerage
    - Mortgage-backed bonds and CMOs
    - Government issues and municipals
    - High yield
  - Investment banking
    - Private placements and public offerings
    - Corporate advisory
  - Bank debt and trade claims trading
- Customers - corporations, banks, insurance companies, hedge and mutual funds, high net worth individuals

Six months ended 6/30/08 Revenue from Financial Services
$3.3 MM (9% of 2008 Revenue)



Bank debt & Trade claims 14%
Invest. banking 12%
Sales / Brokerage 74%

Financial Overview

- Change in financial statement presentation after API acquisition
- Strong balance sheet
- Annual dividends for the last five years
- Net income of $20.8 million for trailing twelve months ended June 30, 2008
- Conservative reserve philosophy and effective underwriting / claims management
- Attractive valuation comparison to peer group

Summary Balance Sheet

Actual (in 000s except for per share information)	As of June 30, 2008	As of Dec. 31, 2007
Cash and Investments	$ 225,192	$ 223,193
Premium and Maintenance Fees Receivables	16,299	15,946
Reinsurance Recoverables	18,276	24,554
Other Assets	18,895	19,105
Total Assets	**$ 278,662**	**$ 282,798**
Reserves for Loss and LAE	$ 98,103	$ 101,606
Unearned Premiums and Maintenance Fees	33,627	35,417
Preferred Stock	7,416	8,554
All Other Liabilities	11,732	13,241
Total Liabilities	**$ 150,878**	**$ 158,818**
Shareholders' Equity	**$ 127,784**	**$ 123,980**
Total Liabilities and Shareholders' Equity	**$ 278,662**	**$ 282,798**
Shares Outstanding	7,147	7,214
Book Value per Share	$ 17.88	$ 17.19

APS

Favorable Trend in Book Value


Book Value Per Share
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$7.78
$9.15
$9.95
$10.49
$17.19
$17.88
2003
2004
2005
2006
2007
2008 2Q

APS

Conservative Reserving


API Reserves
6/30/08
API Carried Reserves
$98 MM Gross
$80 MM Net
Actuarial High-end
Estimate
$99 MM Gross
$80 MM Net
Above
Best
Estimate
Actuarial Best
Estimate
$76 MM Gross
$65 MM Net
Actuarial Low-end
Estimate
$55 MM Gross
$49 MM Net

Reinsurance

- Reinsure risk above $250,000 ("A+" rated reinsurers)
- Profit sharing treaties utilized since 2002
  - $24.2 MM total recaptured through June 30, 2008
- $10.8 MM of 2007 favorable development since acquisition
  - $ 5.6 MM for Q2 2007
  - $ 2.4 MM for Q3 2007
  - $ 2.8 MM for Q4 2007
  - $ 2.7 MM for Q1 2008
  - $300 K for Q2 2008
- Increasing retention by participating in reinsurance layers
  - 0% in 2005 ⟶ 10% in 2006 ⟶ 20% in 2007 ⟶ 40% in 2008

APS

Strengthening Net Reserves Per Open Claim


$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Reserves / Open Claim
$32,975
$57,321
$94,295
$100,352
$110,154
$119,681
2003
2004
2005
2006
2007
2008 2Q
At Period End

Summary Income Statement

Selected Financial Data: (in 000s except for per share information)	Year Ended June 30 2008	Year Ended June 30 2007
Net Premium Earned	$ 31,948	$ 15,045
Net Investment Income	6,015	2,839
Realized Capital Gain (loss), net	(3,838)	(464)
Financial Services Revenue	3,277	12,189
Total Revenue	37,455	38,739
Loss and LAE	9,088	3,162
Other Operating Expenses	13,904	20,545
Net Income (1)	9,526	11,976
Diluted EPS (1) (2)	$ 1.30	$ 2.97

(1) 2007 Includes $2.3 million or $0.56 of extraordinary gain related to acquisition of API

(2) Full impact of approximately 4.3 million shares issued in 2007 in connection with the acquisition of API and secondary offering are now fully reflected in the 2008 EPS calculation

APS

Proforma Summary Income Statement

Proforma for API Acquisition (in 000s except for per share information)	June 30 2008 (Actual)	June 30 2007 (Proforma)
Gross Premium Written	$ 29,860	$ 30,511
Net Premium Earned	31,948	36,757
Net Investment Income	6,015	4,605
Realized Gain (loss), net	(3,838)	(338)
Financial Services Revenue	3,277	11,883
Total Revenue	37,455	53,012
Loss and LAE	9,088	14,333
Other Operating Expenses	13,904	18,855
Net Income	9,526	13,312
Diluted EPS (1)	$ 1.30	$ 3.31

(1) Full impact of approximately 4.3 million shares issued in 2007 in connection with the acquisition of API and secondary offering are now fully reflected in the 2008 EPS calculation

APS

Conservative Investment Portfolio

- Investment portfolio totaled $225 million at 6/30/2008
- Fixed income internally managed
- "AAA" average rating of bond portfolio
- Average duration of 4.8 years


US Treasury and Agencies 57%
Non-agency Mortgage Backs 13%
Municipals 11%
Corporates 2%
Cash and Equivalents 11%
Equity Securities 5%
Other Invested Assets 1%

APS

Attractive Valuation

As of June 30, 2008	Median - Other Public Med Mal Companies (1)	APS As Reported 6/30/2008
Price/Book Value (2)	1.5	1.2
Price/TTM Operating EPS (2)	10.2	6.1
TTM Operating ROE	15%	23%
Loss Ratio	57%	11%
Combined Ratio	78%	29%

(1) Source: SNL - Includes PRA, ACAP, FPIC based on most recent reported data
(2) Share prices as of August 25, 2008

APS

APS American Physicians Service Group, Inc.

NASDAQ: AMPH